Execution Copy

[Conformed 3/3/04]

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT CARD PROGRAM AGREEMENT

    This Sixth Amendment to Amended and Restated Credit Card Program Agreement (the "Amendment"), dated as of February 23, 2004, is entered into by and among Federated Department Stores, Inc. ("FDS"), FDS Bank, FACS Group, Inc., Macy's East, Inc., Macy's West, Inc., Broadway Stores, Inc. (for itself and as successor in interest to Bullock's, Inc.), and GE Capital Consumer Card company ("GE Bank") in the following circumstances:

(a) The parties hereto are parties to the Amended and Restated Credit Card Program Agreement, dated as of June 4, 1996 (the "Agreement");

(b) Section 11.1 of the Agreement specifies the length of the Initial Term of the Agreement, and the manner in which either FDS, on the one hand, or GE Bank, on the other hand, may elect to terminate the Agreement at the expiration of the Initial Term; and

(c) The parties hereto wish to amend the provisions of Section 11.1 of the Agreement for their mutual benefit.

    (Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement).

    NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 11.1 (b) is hereby amended by deleting it in its entirety and substituting the following therefor:

"In order to be effective, any notice of an election to terminate this Agreement at the expiration of the Initial Term must be delivered at least one (1) year, but not more than three (3) years, prior to the expiration of the Initial Term. In order to be effective, any notice of an election to terminate this Agreement at the expiration of any Extended Term must be delivered at least one (1) year prior to the expiration of the Extended Term. For example, in order to terminate this Agreement at the end of the Initial Term (i.e. as of close of business on April 30, 2006), notice must be delivered on or after April 30, 2003 and on or prior to April 30, 2005. In order to terminate this Agreement at the end of any Extended Term, notice must be delivered not later than the first day of such Extended Term.

        2. Notwithstanding anything to the contrary contained in the Agreement, including all amendments, modifications, supplements, annexes, exhibits and schedules thereto (collectively, the "Ancillary Agreements"), following the effective date of this Amendment, either GE Bank, on the one hand, or FDS, on the other hand, may elect to terminate the Agreement at the expiration of the Initial Term by delivering a notice of its election to terminate the Agreement in the manner specified in Section 1 of this Amendment, and such notice shall have the effect and consequence under any provision of the Agreement or any Ancillary Agreement of terminating the Agreement as of the last day of the Initial Term.

3. Except as otherwise amended hereby, the Agreement shall remain unchanged and in full force and effect.

4. The validity, performance and enforcement of this Amendment shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

5. This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the day and year first above written.

GE CAPITAL CONSUMER CARD CO.

By: /s/ William Ellingway

Name: William Ellingway

Title: President

FDS BANK

By: /s/ Susan R. Robinson

Name: Susan R. Robinson

Title: Treasurer

FEDERATED DEPARTMENT STORES, INC.

By: /s/ Dennis J. Broderick

Name: Dennis J. Broderick

Title: Senior Vice President, General Counsel, Secretary

FACS GROUP, INC.

By: /s/ Dennis J. Broderick

Name: Dennis J. Broderick

Title: Vice President

MACY'S EAST, INC.

By: /s/ Dennis J. Broderick

Name: Dennis J. Broderick

Title: Vice President

MACY'S WEST, INC.

By: /s/ Richard C. Fiddes

Name: Richard C. Fiddes

Title: Vice President and Secretary

BROADWAY STORES, INC. (for itself and as successor in interest to Bullock's, Inc.)

By: /s/ Dennis J. Broderick

Name: Dennis J. Broderick

Title: President